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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 9, 2007
                               (DECEMBER 8, 2006)

                      MODERN MEDICAL MODALITIES CORPORATION
             (Exact name of registrant as specified in its charter)

            NEW JERSEY                                        22-3059258
 (State or other jurisdiction of                           (I.R.S.Employer
  incorporation or organization)                        Identification Number)

                               439 CHESTNUT STREET
                             UNION, NEW JERSEY 07083
               (Address of principal executive offices, Zip code)

                                  908-687-8840
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 3.02.      UNREGISTERED SALES OF EQUITY SECURITIES

         On December 8, 2006, Modern Medical Modalities Corporation (the "Company") sold an aggregate of 2,905,028 shares of its common stock to one accredited investor in exchange for gross proceeds of $520,000. The securities were sold pursuant to Section 4(2) of the Securities Act of 1933, as amended. There were no commissions paid in connection with the sale of the securities. The gross proceeds from the sale of the securities were used to redeem an outstanding convertible promissory note in the principal amount of $520,000, which was redeemed by the Company on December 8, 2006. Prior to the redemption of the convertible promissory note, such note was convertible at anytime into shares of the Company's common stock at $0.143 per share and was entitled to the payment of interest at the rate of 9.25% per annum. As a result of the redemption of the note the Company reduced the number of shares to be issued to the original note holders by 731,336 shares and will reduce its total interest expense by approximately $48,000 per year.

ITEM 8.01.      OTHER EVENTS

         On December 21, 2006, persons holding convertible notes originally issued during the last 4 years, in an aggregate principal amount of $422,377 have agreed to convert such notes plus accrued but unpaid interest, into 1,922,122 shares of the Company's common stock at an average rate of $0.22 per share. In addition, persons holding an aggregate of $129,201 in principal amount of indebtedness of the Company agreed to convert such indebtedness, plus accrued but unpaid interest, into shares of the Company's common stock at a rate of $0.65 per share. In connection with this transaction the Company issued an aggregate of 198,848 shares of its common stock to the debtholders.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Modern Medical Modalities Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               MODERN MEDICAL MODALITIES CORPORATION


Date: January 9, 2007          /s/ Baruh Hayut
                               ---------------
                               Baruh Hayut, Chairman and Chief Executive Officer